                                                                    Exhibit 32.2



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OT THE SARBANES-OXLEY ACT OF 2002

In connection with the periodic report on Form 10-QSB of MDI Technologies, Inc. (the "Company") for the quarter ended March 31, 2004, I, Todd A. Spence, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

          1 Quarterly Report fully complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934 (15U.S.C. 78m or 78 o(d); and

          2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company


/S/ Thomas K. Andrew

Thomas K. Andrew
Chief Financial Officer
May 14, 2004